GENERAL INFORMATION AND BASIS OF PREPARATION	6 Months Ended
Jul. 01, 2022
Corporate Information And Statement of IFRS Compliance [Abstract]
GENERAL INFORMATION AND BASIS OF PREPARATION
GENERAL INFORMATION AND BASIS OF PREPARATION
Coca-Cola Europacific Partners plc (the Company) and its subsidiaries (together CCEP, or the Group) are a leading consumer goods group in Western Europe and the Asia Pacific region, making, selling and distributing an extensive range of primarily non-alcoholic ready to drink beverages.
The Company has ordinary shares with a nominal value of €0.01 per share (Shares). CCEP is a public company limited by shares, incorporated under the laws of England and Wales with the registered number in England of 09717350. The Group’s Shares are listed and traded on Euronext Amsterdam, the NASDAQ Global Select Market, London Stock Exchange and on the Spanish Stock Exchanges. The address of the Company’s registered office is Pemberton House, Bakers Road, Uxbridge, UB8 1EZ, United Kingdom.
These condensed consolidated interim financial statements do not constitute statutory accounts as defined by Section 434 of the Companies Act 2006. They have been reviewed but not audited by the Group’s auditor. The statutory accounts for the Company for the year ended 31 December 2021, which were prepared in accordance with U.K. adopted International Accounting Standards, International Financial Reporting Standards (IFRS) as adopted by the European Union and International Financial Reporting Standards as issued by the International Accounting Standards Board (IASB), have been delivered to the Registrar of Companies. The auditor’s opinion on those accounts was unqualified and did not contain a statement made under section 498 (2) or (3) of the Companies Act 2006.
Basis of Preparation and Accounting Policies
The condensed consolidated interim financial statements of the Group have been prepared in accordance with International Accounting Standard 34, "Interim Financial Reporting", as issued by the International Accounting Standards Board, the U.K. adopted International Accounting Standard 34, "Interim Financial Reporting" and the Disclosure Guidance and Transparency Rules of the United Kingdom’s Financial Conduct Authority and should be read in conjunction with our 2021 consolidated financial statements. The annual financial statements of the Group for the year-ended 31 December 2022 will be prepared in accordance with U.K. adopted International Accounting Standards, International Financial Reporting Standards (IFRS) as adopted by the European Union and International Financial Reporting Standards as issued by the International Accounting Standards Board (IASB).
The accounting policies applied in these interim condensed consolidated financial statements are consistent with those followed in the preparation of the Group’s consolidated financial statements as at and for the year ended 31 December 2021. The policy for recognising income taxes in the interim period is consistent with that applied in previous interim periods and is described in Note 11.
Several amendments and interpretations apply for the first time in 2022, but do not have a material impact on the condensed consolidated interim financial statements of the Group.
As disclosed in the notes to the Group’s consolidated financial statements as at and for the year ended 31 December 2021 (refer to Note 4 “Business combinations”), short term time deposits and treasury bills with maturities of greater than three months and less than one year acquired as part of the CCL acquisition have been reclassified and presented as short term investments. The impact on the comparative condensed consolidated interim statement of cash flows for the six months ended 2 July 2021 was a net reduction in cash flows from investing activities of €138 million (including net proceeds from short term investments of €118 million) and a reduction in cash and cash equivalents of €138 million. There was a corresponding increase in short term investments of €138 million as at 2 July 2021.
Reporting periods
Results are presented for the interim period from 1 January 2022 to 1 July 2022.
The Group’s financial year ends on 31 December. For half-yearly reporting convenience, the first six month period closes on the Friday closest to the end of the interim calendar period. There was one less selling day in the six months ended 1 July 2022 versus the six months ended 2 July 2021, and there will be equal selling days in the second six months of 2022 versus the second six months of 2021 (based upon a standard five-day selling week).
The following table summarises the number of selling days, for the years ended 31 December 2022 and 31 December 2021 (based on a standard five-day selling week):

	Half year	Full year
2022	130	260
2021	131	261
Change	-1	-1
Comparability
The COVID-19 pandemic and related response measures have had and may continue to have an adverse effect on global economic conditions, as well as our business, results of operations, cash flows and financial condition. At this time, we cannot predict the degree to which, or the time period over which, our business will continue to be affected by COVID-19 and the related response measures. These impacts limit the comparability of these condensed consolidated interim financial statements with prior periods.
In addition, operating results for the first half of 2022 may not be indicative of the results expected for the year ended 31 December 2022 as sales of the Group’s products are seasonal. In Europe, the second and third quarters typically account for higher unit sales of the Group’s products than the first and fourth quarters. In the Group’s Asia Pacific territories, the fourth quarter would typically reflect higher sales volumes in the year. The seasonality of the Group’s sales volume, combined with the accounting for fixed costs such as depreciation, amortisation, rent and interest expense, impacts the Group’s results for the first half of the year. Additionally, year-over-year shifts in holidays, selling days and weather patterns can impact the Group’s results on an annual or half-yearly basis.
Exchange rates
The Group’s reporting currency is the Euro. CCEP translates the income statements of non-Euro functional currency subsidiary operations to the Euro at average exchange rates and the balance sheets at the closing exchange rate as at the end of the period.
The principal exchange rates used for translation purposes in respect of one Euro were:

	Average for the six month period ended		Closing as at
	1 July 2022	2 July 2021[1]	1 July 2022	31 December 2021
UK Sterling	1.19	1.15	1.17	1.19
US Dollar	0.91	0.83	0.96	0.88
Norwegian Krone	0.10	0.10	0.10	0.10
Swedish Krone	0.10	0.10	0.09	0.10
Icelandic Krone	0.01	0.01	0.01	0.01
Australian Dollar	0.66	0.64	0.66	0.64
Indonesian Rupiah[2]	0.06	0.06	0.06	0.06
New Zealand Dollar	0.61	0.59	0.60	0.60
Papua New Guinean Kina	0.26	0.24	0.27	0.25
[1] For the previous year period Asia Pacific rates are calculated as average for the period from 10 May 2021 to 2 July 2021.
[2] Indonesian Rupiah is shown as 1000 IDR versus 1 EUR.